SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 29, 2005

                               ACORN HOLDING CORP.
             (Exact name of registrant as specified in its charter)


   Delaware                        File Number 811-08469         59-2332857
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



599 Lexington Avenue, New York, New York                          10022
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (212) 536-4089

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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         On March 29, 2005, Grant Thornton LLP ("Grant Thornton") advised Acorn
Holding Corp. (the "Company") that it had decided to cease the client-auditor relationship as the Company's independent registered public accounting firm. That determination was a decision of Grant Thornton and was not recommended by the Audit Committee of the Company's Board of Directors (the "Audit Committee"). The Audit Committee has begun the process of selecting a new independent registered public accounting firm, but has not yet engaged a firm to serve in that role.

         The audit report issued by Grant Thornton on the consolidated financial statements of the Company as of and for the year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, except that it did contain an explanatory paragraph for the adoption of Statement of Financial Accounting Standards No.142, Goodwill and Other Intangible Assets, on January 1, 2002.

         During the Company's fiscal year ended December 31, 2003 and the subsequent interim period from January 1, 2004 through the date of this report, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements.

         The Company provided Grant Thornton with a copy of the statements contained in this Current Report on Form 8-K and requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with such statements, and if not, stating in which respects it does not agree. A copy of Grant Thornton's letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS
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(c)  Exhibits

16.1 Letter of Grant Thornton LLP, dated April 4, 2005, agreeing with statements made in this Form 8-K.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated as of:  April 4, 2005


                                      ACORN HOLDING CORP.
                                      -------------------
                                             (Registrant)



                                      /s/ Edward N. Epstein
                                      ------------------------------------------
                                      Edward N. Epstein
                                      Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX





EXHIBIT NO.       DESCRIPTION
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16.1       Letter of Grant Thornton LLP, dated April 4, 2005, agreeing with statements made in this Form 8-K.














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